EXHIBIT 10.5

                                                                  [Executed

                                                                  CSA



                             Elections and Variables
                        to the ISDA Credit Support Annex
                             dated as of 9 May 2007
                                     between


                                                 WELLS FARGO BANK, N.A., not in
                                                   its individual or corporate
                                                       capacity but solely
  Credit Suisse International          and         as Trustee on behalf of
                                                   CREDIT SUISSE COMMERCIAL
                                                     MORTGAGE TRUST 2007-C2

________________________________               _________________________________
       ("Party A")                                        ("Party B")


Paragraph 13.

(a)      Security Interest for "Obligations".

         The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      Credit Support Obligations.

         (i)   Delivery Amount, Return Amount and Credit Support Amount.

               (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a". Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

               (B) "Return Amount" has the meaning specified in Paragraph 3(b).

               (C) "Credit Support Amount" for a Valuation Date shall mean zero; provided that, if the Threshold in respect of Party A is zero on such Valuation Date, "Credit Support Amount" shall mean one of the following if one of the following specified events have occurred on such Valuation Date:

                    (i) if a Moody's Collateralization Event has occurred and is continuing but (a) no Moody's Rating Event has occurred and is continuing or (b) less than 30 Local Business Day have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of
                            (a) the Secured Party's Exposure and (b) the First Trigger Collateral Amount (as defined below) for each Transaction hereunder and (2) zero;

                    (ii) so long as a Moody's Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greatest of (1) the sum of (a) the Secured Party's Exposure and (b) the Second Trigger Collateral Amount (as defined below) for each Transaction hereunder, (2) an amount equal to the Floating Amount payable by Party A pursuant to each Transaction hereunder in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after such Valuation Date and (3) zero; and

                    (iii) if an S&P Collateralization Event or an S&P Ratings Event has occurred and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and (b) the Notional Volatility Buffer and (2) zero. "Notional Volatility Buffer", as determined by the Valuation Agent for any date, means the product of (i) the Notional Amount of the Transaction on such date, (ii) the Payment Factor, and (iii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

              ------------------ ----------- ----------- ------------ ----------
              Party A S&P        Remaining   Remaining   Remaining    Remaining
              Rating on          Weighted    Weighted    Weighted     Weighted
              such date          Average     Average     Average      Average
                                 Life        Life        Life         Life
                                 Maturity    Maturity    Maturity     Maturity
                                 up to       up tp       up to 10     up to 30
                                 3 years     5 years     years        years
              ------------------ ----------- ----------- ------------ ----------
              S&P S-T            0.00%       0.00%       0.00%        0.00%
              Rating of "A-
              1" or above
              ------------------ ----------- ----------- ------------ ----------
              S&P S-T            2.75%       3.25%       4.0%         4.75%
              Rating of
              "A-2"
              ------------------ ----------- ----------- ------------ ----------
              S&P S-T Rating     3.25%       4.00%       5.0%         6.25%
              of "A-3"
              ------------------ ----------- ----------- ------------ ----------
              S&P L-T            3.50%       4.50%       6.75%        7.50%
              Rating of
              "BB+" or
              lower
              ------------------ ----------- ----------- ------------ ----------

                  L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

                  S-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Person.

                  Payment Factor means 1.

                  In circumstances where more than one of Paragraph 13(b)(i)(C)(i), (ii) and (iii) apply, the Credit Support Amount shall be calculated by reference to the paragraph which would result in Party A Transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to Transfer more Eligible Credit Support than the greatest amount calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

                  First Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the table in Exhibit A hereto.

                  Second Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

         (ii) Eligible Collateral. On any date, the following items will qualify as "Eligible Collateral" for Party A:

                  (A)      Valuation Percentage S&P
                  ---------------------------------

                  ----------------------------------------------------------------------------------------------
                  (i)      Cash                                                               100%
                  ----------------------------------------------------------------------------------------------
                  ----------------------------------------------------------------------------------------------
                  (ii)    Negotiable debt obligations issued after 18 July 1984              98.0%
                          by the U.S. Treasury Department having a residual
                          maturity on such date of less than 1 year
                  ----------------------------------------------------------------------------------------------
                  ----------------------------------------------------------------------------------------------
                  (iii)   Coupon-bearing negotiable debt obligations issued                  93.8%
                          after 18 July 1984 by the U.S. Treasury Department
                          having a residual maturity on such date equal to or
                          greater than 1 year but less than 5 years
                  ----------------------------------------------------------------------------------------------
                  ----------------------------------------------------------------------------------------------
                  (iv)    Coupon-bearing negotiable debt obligations issued                  90.3%
                          after 18 July 1984 by the U.S. Treasury Department
                          having a residual maturity on such date equal to or
                          greater than 5 years but less than 10 years
                  ----------------------------------------------------------------------------------------------


                  (B)      Valuation Percentage Moody's
                  -------------------------------------

                  ----------------------------- ------------------------------------------- --------------------
                             INTRUMENT                            Daily                               Weekly
                  ----------------------------- ------------------------------------------- --------------------
                         U.S. Dollar                               100%                                100%
                             Cash
                  ----------------------------------------------------------------------------------------------
                                  Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury
                                                 Department with Remaining Maturity
                  ----------------------------- ------------------------------------------- --------------------
                              <1 Year                              100%                                100%
                  ----------------------------- ------------------------------------------- --------------------
                           1 to 2 years                            100%                                 99%
                  ----------------------------- ------------------------------------------- --------------------
                           2 to 3 years                            100%                                 98%
                  ----------------------------- ------------------------------------------- --------------------
                           3 to 5 years                            100%                                 97%
                  ----------------------------- ------------------------------------------- --------------------
                           5 to 7 years                            100%                                 95%
                  ----------------------------- ------------------------------------------- --------------------
                           7 to 10 years                           100%                                 94%
                  ----------------------------------------------------------------------------------------------
                            Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
                  ----------------------------------------------------------------------------------------------
                          All Maturities                           100%                                 99%
                  ----------------------------- ------------------------------------------- --------------------

                  In circumstances where both Paragraph 13(b)(ii)(A) and (B) apply, the Valuation Percentage for an item of Eligible Collateral shall be calculated by reference to the paragraph which would result in the lower Valuation Percentage for such item of Eligible Collateral.

         (iii)     Other Eligible Support. None.

         (iv)     Thresholds.

                  (A)      "Independent Amount" means with respect to Party A:
                            Not applicable.

                           "Independent Amount" means with respect to Party B:
                           Not applicable.

                  (B)      "Threshold" means:

                           With respect to Party A: infinity, provided that if a Collateralization Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, unless (i) Party A has remedied such Collateralization Event in accordance with the terms of the Agreement by means other than posting collateral pursuant to this Annex and a Ratings Event has not occurred and is not continuing or (ii) (a) no S&P Collateralization Event has occurred and is continuing and (b) (A) if a Moody's Collateralization Event has occurred and is continuing, no more than 30 Local Business Days have elapsed since the last time a Moody's Collateralization Event has occurred and was continuing and (B) no Moody's Collateralization Event had occurred and was continuing when this Annex was executed, in which case the Threshold with respect to Party A shall remain infinity; and.

                           With respect to Party A: infinity, provided that if a Collateralization Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, or (ii)(a) neither a S&P Collateralization Event has occurred and is continuing and


                           With respect to Party B, infinity.

                  (C) "Minimum Transfer Amount means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of the Class A-MFL Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

                  (D) Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)      Valuation and Timing.

         (i) "Valuation Agent" means Party A. Calculations by Party A will be made by reference to commonly accepted market sources.

         (ii)     "Valuation Date" means,

                  (A) in the event that a Collateralization Event other an S&P Collateralization Event has occurred and is continuing, each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or a Return Amount; and

                  (B) in the event that only an S&P Collateralization Event has occurred and is continuing, or a Ratings Event has occurred, the last Local Business Day of each calendar week.

         (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)      Conditions Precedent and Secured Party's Rights and Remedies.

         No events shall constitute a "Specified Condition."

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph
                  4(d)(ii).

         (ii) Consent. The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days' notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)      Dispute Resolution.

         (i) "Resolution Time" means 4:00 p.m., London time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

                  (A)    with respect to any Cash; the amount thereof; and

                  (B) with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last mid-market price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the mid-market price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

         (iii) Alternative. The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted Collateral; Custodians:

                  The Trustee (as defined in the PSA) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

         (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B. Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)      Distributions and Interest Amount.

         (i) Interest Rate. The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

         (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

         (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s).

         There are no additional representations by either party.

(j)      Demands and Notices.

         All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

         (i)      shall be given to or made at the following addresses:

         If to Party A:

                  Address:          One Cabot Square
                                    London E14 4QJ
                                    England

                  Telephone:        +44 20 7888 3083
                  Facsimile:        +44 20 7883 7987
                  Attention:        Collateral Management Unit

         If to Party B:

                  As set forth in Part 4(a) of the Schedule;

         or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

         (ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)      Address for Transfers.

         Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B:          Wire transfers:
                           --------------

                           As set forth in Part 4 of the Confirmation

                           Book-entry transfers:
                           ---------------------
                           Fed: WF SF/TRUST
                           ABA# 121000248
                           Wells Fargo A/C # 53146300
                           Account name: CSMC 2007-C2

                           DTC: Participant # 2027
                           Wells Fargo A/C # 53146300
                           Account name: CSMC 2007-C2

(l)      Other Provisions.

         (i)      Additional Definitions

                  As used in this Annex:

                  "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

                  "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree); and

                  "transaction-specific hedges" has the meaning given to such term in "Framework for De-linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions Moody's Methodology" published by Moody's Investors Service and dated May 25, 2006.

         (ii)     Events of Default

                  Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

                  "For the purposes of Section 5(a)(iii)(i) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party, except that
                  (A) if such failure would constitute an Additional Termination Event under another provision of this Agreement and (B) no more than 30 Local Business Days have elapsed since the last time that no Moody's Rating Event has occurred and was continuing, then such failure shall be an Additional Termination Event and not an Event of Default".

         (iii)    Return of Fungible Securities

                  In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

         (iv)     Covenants of the Pledgor

                  So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

         (v)      No Counterclaim

                  A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

         (vi)     Holding Collateral

                  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (which shall be an Eligible Account, as defined in the PSA) and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

         (vii)    Security and Performance

                  Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

         (viii)   Agreement as to Single Secured Party and Pledgor

                  Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A,
                  (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

         (ix)     External Verification of Mark-to-Market Valuations.

                  On each Valuation Date occurring while an S&P Collateralization Event is continuing, Party A shall provide to S&P not later than the Notification Time on the Local Business Day following such Valuation Date its calculations of Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. Every month after the unsecured, unguaranteed and otherwise unsupported long-term debt obligations of each Relevant Entity are rated below BBB+ by S&P, unless otherwise agreed in writing with S&P, Party A will verify its determination of Exposure of the Transaction and any Posted Credit Support on the next Valuation Date by seeking quotations from two (2) Reference Market-makers for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or
                  (b) the highest quotation for a Reference Market-maker, if applicable, for the next Valuation Date; provided, that this Paragraph 13(l)(ix) shall only apply to the extent that the Certificates outstanding at such time (as defined in the PSA) are rated higher by S&P than the S&P L-T Rating of Party A; and provided further, that Party A shall not seek verification of its determination of Exposure as described above from the same Reference Market-maker more than four times in any twelve-month period. Party A shall provide to S&P copies of such verification details.

         (x)      Expenses.

                  Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

         (xi)     Trustee Capacity.

                  It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by Wells Fargo Bank, N.A. (the Trustee) not individually or personally but solely as trustee of the trust created pursuant to the PSA (the Trust), in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and
                  (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA and the Agreement.

CREDIT SUISSE INTERNATIONAL                 WELLS FARGO BANK, N.A., not in
                                            its individual or corporate capacity
                                            but solely as Trustee on behalf of
                                            CREDIT SUISSE COMMERCIAL MORTGAGE
                                            TRUST SERIES 2007-C2



By:  /s/ Marisa Scazillo                    By:  /s/ Amy Mofsenson
     -------------------                         -----------------
     Name:   Marisa Scazillo                     Name:   Amy Mofsenson
     Title:  Authorized Signatory                Title:  Vice President
     Date:   May 9, 2007                         Date:   May 9, 2007



By:  /s/ Erica Hryniuk
     -----------------
     Name:  Erica Hryniuk
     Title: Authorized Signatory
     Date:  May 9, 2007





                                                                CSMC 2007-C2 CSA

                                    EXHIBIT A

             FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps, caps, floors and transaction-specific hedges:

-----------------------------------------------------------------------------------------------------------------------------
Weighted Average Life of                      Interest Rate Hedges                        Currency Hedges
------------------------                      --------------------                        ---------------
   Hedge in Years
   --------------
--------------------------------- -------------------------------------------------------------------------------------------
                                                                      Valuation Dates:
                                                                      ----------------
-----------------------------------------------------------------------------------------------------------------------------
                                              Daily            Weekly              Daily                  Weekly
                                              -----            ------              -----                  ------
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Less than 1 year                              0.15%             0.25%              1.10%                   2.20%
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 1                    0.30%             0.50%              1.20%                   2.40%
year but less than 2 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 2                    0.40%             0.70%              1.30%                   2.60%
years but less than 3 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 3                    0.60%             1.00%              1.40%                   2.80%
years but less than 4 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 4                    0.70%             1.20%              1.50%                   2.90%
years but less than 5 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 5                    0.80%             1.40%              1.60%                   3.10%
years but less than 6 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 6                    1.00%             1.60%              1.60%                   3.30%
years but less than 7 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 7                    1.10%             1.80%              1.70%                   3.40%
years but less than 8 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 8                    1.20%             2.00%              1.80%                   3.60%
years but less than 9 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 9                    1.30%             2.20%              1.90%                   3.80%
years but less than 10 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 10                   1.40%             2.30%              1.90%                   3.90%
years but less than 11 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 11                   1.50%             2.50%              2.00%                   4.00%
years but less than 12 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 12                   1.60%             2.70%              2.10%                   4.10%
years but less than 13 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 13                   1.70%             2.80%              2.10%                   4.30%
years but less than 14 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 14                   1.80%             3.00%              2.20%                   4.40%
years but less than 15 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 15                   1.90%             3.20%              2.30%                   4.50%
years but less than 16 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 16                   2.00%             3.30%              2.30%                   4.60%
years but less than 17 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 17                   2.00%             3.50%              2.40%                   4.80%
years but less than 18 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 18                   2.00%             3.60%              2.40%                   4.90%
years but less than 19 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 19                   2.00%             3.70%              2.50%                   5.00%
years but less than 20 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 20                   2.00%             3.90%              2.50%                   5.00%
years but less than 21 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 21                   2.00%             4.00%              2.50%                   5.00%
years but less than 22 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 22                   2.00%             4.00%              2.50%                   5.00%
years but less than 23 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 23                   2.00%             4.00%              2.50%                   5.00%
years but less than 24 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 24                   2.00%             4.00%              2.50%                   5.00%
years but less than 25 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 25                   2.00%             4.00%              2.50%                   5.00%
years but less than 26 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 26                   2.00%             4.00%              2.50%                   5.00%
years but less than 27 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 27                   2.00%             4.00%              2.50%                   5.00%
years but less than 28 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 28                   2.00%             4.00%              2.50%                   5.00%
years but less than 29 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to or greater than 29                   2.00%             4.00%              2.50%                   5.00%
years but less than 30 years
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------
Equal to 30 years                             2.00%             4.00%              2.50%                   5.00%
--------------------------------- ----------------------- ------------------ ------------------------ -----------------------


                                                   EXHIBIT B

                            SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES


         For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):


--------------------------------- -----------------------------------------------------------------------------------------------
  Weighted Average Life                       Interest Rate Swaps                                 Currency Swaps
  ---------------------                       -------------------                                 --------------
   of Hedge in Years
   -----------------
-------------------------------- ------------------------------------------------------------------------------------------------
                                                                       Valuation Dates:
                                                                       ----------------
--------------------------------- -----------------------------------------------------------------------------------------------
                                       Daily                    Weekly                   Daily                   Weekly
                                       -----                    ------                   -----                   ------
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Less than 1 year                       0.50%                     0.60%                   6.10%                   7.25%
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 1 year        1.00%                     1.20%                   6.30%                   7.50%
but less than 2 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 2             1.50%                     1.70%                   6.40%                   7.70%
years but less than 3 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 3             1.90%                     2.30%                   6.60%                   8.00%
years but less than 4 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 4             2.40%                     2.80%                   6.70%                   8.20%
years but less than 5 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 5             2.80%                     3.30%                   6.80%                   8.40%
years but less than 6 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 6             3.20%                     3.80%                   7.00%                   8.60%
years but less than 7 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 7             3.60%                     4.30%                   7.10%                   8.80%
years but less than 8 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 8             4.00%                     4.80%                   7.20%                   9.00%
years but less than 9 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 9             4.40%                     5.30%                   7.30%                   9.20%
years but less than 10 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 10            4.70%                     5.60%                   7.40%                   9.30%
years but less than 11 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 11            5.00%                     6.00%                   7.50%                   9.50%
years but less than 12 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 12            5.40%                     6.40%                   7.60%                   9.70%
years but less than 13 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 13            5.70%                     6.80%                   7.70%                   9.80%
years but less than 14 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 14            6.00%                     7.20%                   7.80%                  10.00%
years but less than 15 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 15            6.30%                     7.60%                   7.90%                  10.00%
years but less than 16 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 16            6.60%                     7.90%                   8.00%                  10.00%
years but less than 17 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 17            6.90%                     8.30%                   8.10%                  10.00%
years but less than 18 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 18            7.20%                     8.60%                   8.20%                  10.00%
years but less than 19 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 19            7.50%                     9.00%                   8.20%                  10.00%
years but less than 20 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 20            7.80%                     9.00%                   8.30%                  10.00%
years but less than 21 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 21            8.00%                     9.00%                   8.40%                  10.00%
years but less than 22 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 22            8.00%                     9.00%                   8.50%                  10.00%
years but less than 23 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 23            8.00%                     9.00%                   8.60%                  10.00%
years but less than 24 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 24            8.00%                     9.00%                   8.60%                  10.00%
years but less than 25 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 25            8.00%                     9.00%                   8.70%                  10.00%
years but less than 26 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 26            8.00%                     9.00%                   8.80%                  10.00%
years but less than 27 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 27            8.00%                     9.00%                   8.80%                  10.00%
years but less than 28 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 28            8.00%                     9.00%                   8.90%                  10.00%
years but less than 29 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to or greater than 29            8.00%                     9.00%                   8.90%                  10.00%
years but less than 30 years
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------
Equal to 30 years                      8.00%                     9.00%                   9.00%                  10.00%
--------------------------------- ------------------ ------------------------------ ---------------- ----------------------------


         For Transactions that are caps, floors, swaptions and transaction-specific hedges:


--------------------------------- ---------------------------------------------------------------------------------------------
  Weighted Average Life                       Interest Rate HEdges                             Currency Hedges
  ---------------------                       --------------------                             ---------------
   of Hedge in Years
   -----------------
-------------------------------- ----------------------------------------------------------------------------------------------
                                                                       Valuation Dates:
                                                                       ----------------
--------------------------------- ---------------------------------------------------------------------------------------------
                                             Daily                    Weekly                Daily                  Weekly
                                             -----                    ------                -----                  ------
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Less than 1 year                              0.65%                    0.75%                6.30%                  7.40%
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 1 year               1.30%                    1.50%                6.60%                  7.80%
but less than 2 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 2                    1.90%                    2.20%                6.90%                  8.20%
years but less than 3 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 3                    2.50%                    2.90%                7.10%                  8.50%
years but less than 4 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 4                    3.10%                    3.60%                7.40%                  8.90%
years but less than 5 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 5                    3.60%                    4.20%                7.70%                  9.20%
years but less than 6 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 6                    4.20%                    4.80%                7.90%                  9.60%
years but less than 7 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 7                    4.70%                    5.40%                8.20%                  9.90%
years but less than 8 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 8                    5.20%                    6.00%                8.40%                 10.20%
years but less than 9 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 9                    5.70%                    6.60%                8.60%                 10.50%
years but less than 10 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 10                   6.10%                    7.00%                8.80%                 10.70%
years but less than 11 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 11                   6.50%                    7.50%                9.00%                 11.00%
years but less than 12 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 12                   7.00%                    8.00%                9.20%                 11.30%
years but less than 13 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 13                   7.40%                    8.50%                9.40%                 11.50%
years but less than 14 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 14                   7.80%                    9.00%                9.60%                 11.80%
years but less than 15 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 15                   8.20%                    9.50%                9.80%                 11.80%
years but less than 16 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 16                   8.60%                    9.90%               10.00%                 12.00%
years but less than 17 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 17                   9.00%                   10.40%               10.10%                 12.00%
years but less than 18 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 18                   9.40%                   10.80%               10.30%                 12.00%
years but less than 19 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 19                   9.70%                   11.00%               10.50%                 12.00%
years but less than 20 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 20                  10.00%                   11.00%               10.70%                 12.00%
years but less than 21 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 21                  10.00%                   11.00%               10.80%                 12.00%
years but less than 22 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 22                  10.00%                   11.00%               11.00%                 12.00%
years but less than 23 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 23                  10.00%                   11.00%               11.00%                 12.00%
years but less than 24 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 24                  10.00%                   11.00%               11.00%                 12.00%
years but less than 25 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 25                  10.00%                   11.00%               11.00%                 12.00%
years but less than 26 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 26                  10.00%                   11.00%               11.00%                 12.00%
years but less than 27 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 27                  10.00%                   11.00%               11.00%                 12.00%
years but less than 28 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 28                  10.00%                   11.00%               11.00%                 12.00%
years but less than 29 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to or greater than 29                  10.00%                   11.00%               11.00%                 12.00%
years but less than 30 years
--------------------------------- ----------------------------- ------------------- -------------------- ----------------------
Equal to 30 years                            10.00%                   11.00%               11.00%                 12.00%
------------------------- ----------------------------- -----------------------------------------------------------------------